UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 2, 2001
                Date of Report (Date of earliest event reported)


                       GREENLEAF TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                   13-3429153
                        (IRS Employer Identification No.)


                                    0-28093
                            (Commission File Number)


      8834 Capital of Texas Highway North, Suite 150, Austin, Texas 78759
               (Address of principal executive offices) (Zip Code)


                                 (512) 343-1300
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

Item 5. Other Events and FD Disclosure.

     As a result of a recent posting on Raging Bull of certain statements by Christopher Webster, the Company's Executive Vice President, the Company issued a press release, dated March 2, 2001 amplifying and clarifying certain statements made.

Item 7. Exhibits

         Exhibit Number    Description
         --------------    ----------------------------------

             99.1.         Press Release dated March 2, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Greenleaf Technologies Corp.


Date:  March 6, 2001.


/s/Robert Parsons
-----------------
   Robert Parsons
   Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit Number    Description
         --------------    ----------------------------------

             99.1.         Press Release dated March 2, 2001.